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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15 (d) of
                      the Securities Exchange Act of 1934

        Date of report (Date of earliest event reported):  May 25, 1999

                         SATCON TECHNOLOGY CORPORATION
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               (Exact Name of Registrant as Specified in Charter)

                                   Delaware
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                (State or Other Jurisdiction of Incorporation)


        1-11512                                  04-2857552
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(Commission File Number)             (I.R.S. Employer Identification No.)


       161 First Street
 Cambridge, Massachusetts                            02142-1228
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(Address of Principal Executive Offices)             (Zip Code)


                                (617) 661-0540
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             (Registrant's telephone number, including area code)
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This Current Report on Form 8-K is filed by SatCon Technology Corporation, a
Delaware corporation (the "Registrant"), in connection with the matters described herein.

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

  On May 25, 1999, the Registrant engaged Arthur Andersen LLP ("Arthur Andersen") as its independent auditors. The decision to engage Arthur Andersen was recommended by the Registrant's Audit Committee and approved by the Registrant's Board of Directors. During the Registrant's two most recent fiscal years, and any subsequent interim period prior to engaging Arthur Andersen, (i) neither the Registrant nor anyone on its behalf consulted Arthur Andersen regarding the application of accounting principles to a specific completed or proposed transaction or the type of audit opinion that might be rendered on the Registrant's financial statements; and (ii) no written report or oral advice concerning the same was provided to the Registrant that Arthur Andersen concluded was an important factor considered by the Registrant in reaching a decision as to any accounting, auditing or financial reporting issue.
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     SIGNATURE


  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              SATCON TECHNOLGY CORPORATION
                              -----------------------------------
                              (Registrant)



Date:  May 28, 1999           By: /s/ Michael C. Turmelle
                                 --------------------------------
                                 Michael C. Turmelle
                                 Vice President, Chief Financial
                                 Officer, Treasurer and Secretary